UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14A-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Materials Pursuant to Section 240.14a-12
EMPLOYERS HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which the transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Shareowner ServicesSM	COMPANY #
P.O. Box 64945
St. Paul, MN 55164-0945
EMPLOYERS HOLDINGS, INC.
ANNUAL MEETING OF STOCKHOLDERS
Thursday, May 26, 2011
10:00 a.m. Pacific Daylight Time
RENO-SPARKS CONVENTION CENTER
4590 South Virginia Street
Reno, Nevada 89502
Directions to the Employers Holdings, Inc. Annual Meeting are available in the proxy statement which can be viewed at www.ematerials.com/eig.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholders Meeting to be Held on May 26, 2011.

Notice is hereby given that the Annual Meeting of Stockholders of Employers Holdings, Inc. will be held at the Reno-Sparks Convention Center, 4590 South Virginia Street, Reno, Nevada 89502 on Thursday, May 26, 2011 at 10:00 a.m. Pacific Daylight Time.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at

If you want to receive a paper copy or an email with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before May 13, 2011 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends a vote FOR Proposals 1, 2 and 4, and FOR 1 year on Proposal 3:

1.	Election of Directors

2.	Advisory vote on executive compensation

3.	Advisory vote on frequency of advisory executive compensation vote

4.	Ratification of the appointment of the Company’s independent accounting firm, Ernst & Young LLP, for 2011

THIS IS NOT A FORM FOR VOTING

You may immediately vote your proxy on the Internet at:

• Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 25, 2011.
• Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card,

proxy statement and annual report, please contact us via:

Internet – Access the Internet and go to	. Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send us an email at	with “eig Materials Request” in the subject line. The email must include:
•	The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice.
•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.
•	If you choose email delivery you must include the email address.
•	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.